INCOME TAXES (Tables)	12 Months Ended
Sep. 30, 2021
INCOME TAXES
Schedule of Deferred Tax Assets and Liabilities

The principal components of the deferred income tax assets are as follows:

	September 30,
	2020	2021
	RMB	RMB
Non-current deferred tax assets:
Net operating loss carry forward	118,031	119,617
Impairment loss	15,272	35,840
Others	11,776	22,959

Non-current deferred income tax assets	145,079	178,416
Valuation allowances	(145,079)	(178,416)

Net non-current deferred income tax assets	—	—

Schedule of Effective Income Tax Rate Reconciliation

Reconciliation between total income tax expenses and the amount computed by applying the statutory income tax rate to income before taxes is as follows:

	Year ended
	September 30,
	2019	2020	2021
	%	%	%
Statutory rate	25	25	25
Effect of preferential tax treatment	—	—	—
Change in valuation allowance	(24)	(25)	(25)
Over provision in prior year	—	—	—

Effective income tax rate	1	—	—